                                                                    EXHIBIT 99.1

AMERICAN RETIREMENT CORPORATION (ACR) - Q2 2001 DATA SHEET - PAGE 1 OF 2

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Revenue Composition
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
                                                    % of       % of
                                                    Res.       Total
            (in thousands)              $           Fees       Rev
                                     -------       -----      -----
Retirement Centers
------------------
Independent living                   $28,877        46.3%      45.6%
Assisted living                        8,199        13.1%      12.9%
Skilled Nursing                        9,810        15.7%      15.5%
Ancillary Services                     4,890         7.8%       7.7%
Entry Fee Income                       1,735         2.8%       2.7%
                                     -------       -----      -----
                                      53,511        85.7%      84.4%

Freestanding Assisted Living           8,894        14.3%      14.0%
                                     -------       -----      -----
Total Resident Fees                   62,405       100.0%      98.5%

Freedom Sq & Freedom Peoria              344                    0.5%
Mgmt Fees with purchase rights           279                    0.4%
Mgmt Fees - other                        326                    0.5%
Develop. Fees                             15                    0.0%
                                     -------                  -----
                                         964                    1.5%

TOTAL REVENUES                       $63,369                  100.0%

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G&A as a Percentage of Revenue
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
($ in millions)                                              Q2 01       Q2 00
---------------                                             -------     -------
Consolidated Community Revenue                              $62,405     $47,865
Freedom Square/Freedom Peoria                                13,308      12,140
Other Nonconsolidated Community Revenue                       5,519       5,374
                                                            -------     -------
Total Community Revenue                                     $81,232     $65,379

G&A including liability insurance charges        (A)        $ 6,756     $ 4,357
G&A excluding liability insurance charges        (B)        $ 5,583     $ 4,357

PERCENTAGE OF REVENUE                            (A)            8.3%        6.7%
                                                 (B)            6.9%        6.7%

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Revenue Composition by Source
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
     (in thousands)
                             $                     %
                          -------               -------
Private Pay               $58,373                  92.1%
Medicare                    4,617                   7.3%
Medicaid                      379                   0.6%
                          -------               -------
TOTAL                     $63,369                 100.0%

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Same Community Results
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
                                                 INCLUDING ENTRY                      EXCLUDING ENTRY
                                                 FEE COMMUNITIES                      FEE COMMUNITIES
                                          ------------------------------     ---------------------------------
                                                                   %                                     %
        (in thousands)                     Q2 01     Q2 00       change       Q2 01        Q2 00       change
                                          --------  --------     -------     --------     --------     -------
Resident & HC Revenue                     $ 43,401  $ 38,853        11.7%    $ 37,673     $ 33,450        12.6%
Operating Expenses                          28,481    25,993         9.6%      24,339       22,106        10.1%
                                          --------  --------                 --------     --------
Community EBITDAR                         $ 14,920  $ 12,860        16.0%    $ 13,334     $ 11,344        17.5%
EBITDAR Margin                                34.4%     33.1%                    35.4%        33.9%

                                                                   %                                     %
                                           Q2 01     Q2 00       change       Q2 01        Q2 00       change
                                          --------  --------     -------     --------     --------     -------
# Locations                                     25        25                       23           23
Resident Capacity                            6,646     6,646                    5,649        5,649
Avg. Occupancy                                  94%       91%                      95%          90%
Avg. Occupied Units                          5,608     5,416         3.5%       4,864        4,650         4.6%
Avg. Mo. Revenue/unit                        2,580     2,391         7.9%       2,582        2,398         7.7%

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Community NOI Summary**
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** Community Revenue less Community Expense before Corporate Overhead

        (in thousands)                                        Q2 00       Q3 00       Q4 00        Q1 01        Q2 01
                                                            --------    --------     --------     -------     -------
Consolidated Retirement Center                              $15,839     $ 16,555     $ 17,337     $18,684     $18,952
Consolidated Freestanding AL                    (A)            (539)      (1,132)      (1,116)       (801)       (162)
                                                            -------     --------     --------     -------     -------
Total Consolidated EBITDAR                                   15,300       15,423       16,221      17,883      18,790

Nonconsolidated Freestanding AL(1)              (B)          (1,830)      (1,405)        (940)       (903)       (493)

Total Freestanding AL Portfolio             (A)+(B)          (2,369)      (2,537)      (2,056)     (1,704)       (655)
Freestanding AL's opened at quarter end(1)                       23           26           28          32          32

(1) Adjusted to exclude 2 minority-owned Joint Ventures

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Reconciliation of Results
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
                                 After-Tax ($000s)            Per Share
                               ---------------------     --------------------
                                Q2 01         Q1 01        Q2 01       Q1 01
                               --------      -------      -------    --------
Results from Operations         (2,747)      (3,213)       (0.16)     (0.18)
Unusual Items:
 Rossmoor Sale                  (1,314)          --        (0.08)        --
 Liability Insurance Charge       (795)          --        (0.05)        --
 Other                             250          395         0.02       0.02
                              --------       ------       ------     ------
NET INCOME                      (4,606)      (2,818)       (0.27)     (0.16)

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[ARC LOGO]

AMERICAN RETIREMENT CORPORATION (ACR) - Q2 2001 DATA SHEET - PAGE 2 OF 2

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Location/Resident Capacity by Community Type
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
                                                                       Congregate          Freestanding
                              CCRC-Rental       CCRC-Entry Fee           with AL                AL
                            ---------------     ---------------     ----------------     ----------------
                            Loc.   Capacity     Loc.   Capacity     Loc.    Capacity     Loc.    Capacity
                            ----   --------     ----   --------     ----    --------     ----    --------
Owned-100%                   6       1,937       3       1,678        6       1,420        4         324
Owned-JV                     0           0       0           0        0           0        4         351
-----------------------------------------------------------------------------------------------------------
Freedom  Sq/Freedom
  Peoria                     0           0       2       1,701        0           0        0           0
Synthetic Leased             1         220       1         460        0           0        7         726
-----------------------------------------------------------------------------------------------------------
Other Leased                 1         195       0           0        2       1,304        1          67
REIT Leased                  1         378       0           0        2         286        6         529
-----------------------------------------------------------------------------------------------------------
Managed with Purchase
  Rights                     0           0       0           0        2         425       12       1,156
Managed-other                1         371       3       1,168        0           0        0           0
-----------------------------------------------------------------------------------------------------------
  TOTAL                     10       3,101       9       5,007       12       3,435       34       3,153
-----------------------------------------------------------------------------------------------------------

                                                               ** DESIGNATES EXPANSIONS
                                Total                Stabilized          Pre-stabilized
                            -----------------     -----------------     -----------------
                            Loc.     Capacity     Loc.     Capacity     Loc.     Capacity
                            ----     --------     ----     --------     ----     --------
Owned-100%                   19        5,359       17        5,098        2**       261
Owned-JV                      4          351        4          351        0           0
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Freedom  Sq/Freedom
  Peoria                      2        1,701        2        1,654        0**        47
Synthetic Leased              9        1,406        4          860        6         636
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Other Leased                  4        1,566        4        1,566        0           0
REIT Leased                   9        1,193        5          843        4         350
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Managed with Purchase
  Rights                     14        1,581       10        1,192        3         299
Managed-other                 4        1,539        4        1,539        0           0
---------------------------------------------------------------------------------------
  TOTAL                      65       14,696       50       13,103       15       1,593
---------------------------------------------------------------------------------------

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Synthetic Lease Assets
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
                                                 Special
                                                 Purpose
                                      ARC as    Entity as
                ($ in thousands)      Lessee     Lessee       Total
                                     -------     -------     --------
ARC Land (Leased to Lessor)         $  7,601     $ 7,688     $ 15,289

ARC assets pledged to Lessor          38,181      17,503       55,684

ARC Loans to Lessor                   50,375      36,637       87,012
                                    --------     -------     --------
    TOTAL SYNTHETIC LEASE ASSETS    $ 96,157     $61,828     $157,985

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Cost of Debt Financing
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
                      Balance
                      6/30/01                    Weighted
                 ($ in thousands)      %         Avg Rate
                 ----------------   --------     --------
Fixed                 $297,604       57.2%         7.05%

Floating               222,574       42.8%         6.64%
                      --------      -----        ------
Total                 $520,178      100.0%         6.87%

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Consolidated Community Data**
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
                            Average      Average
                            Capacity    Occupancy
                            --------    ---------
Independent living            5,114       95.8%
Assisted living               2,333       71.7%
Alzheimer's                     469       65.0%
Skilled Nursing                 935       82.7%
                              -----       ----
Total                         8,851       86.4%

**  Excludes Freedom Square and Freedom Peoria

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[ARC LOGO]



The information included herein may be deemed to constitute forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking information may be affected by certain risks and uncertainties, including those described in American Retirement Corporation's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, American Retirement Corporation's actual results could differ materially from such forward-looking information. American Retirement Corporation does not undertake any obligation to publicly release any revisions to any forward-looking information contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.